EXECUTION COPY

                                 FIFTH AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

        FIFTH AMENDMENT, dated as of June 14, 1999 (the "AMENDMENT"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of January 7, 1998 among PARAGON TRADE BRANDS, INC., a Delaware corporation (the "BORROWER"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "GUARANTORS"), THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), each of the other financial institutions party thereto (together with Chase, the "BANKS") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "AGENT"):

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 7, 1998 (as heretofore amended pursuant to the First Amendment to Revolving Credit and Guaranty Agreement dated as of January 30, 1998, the Second Amendment to the Revolving Credit and Guaranty Agreement dated as of March 23, 1998, the Third Amendment to the Revolving Credit and Guaranty Agreement dated as of April 15, 1998 and the Fourth Amendment to the Revolving Credit and Guaranty Agreement dated as of September 28, 1998, and as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

        NOW, THEREFORE, it is agreed:

        1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

        2. The definition of the term "Borrowing Base" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "BORROWING  BASE"  shall mean on any day an amount that is equal to the sum, without duplication, of (a) Available Accounts Receivable PLUS (b) Available Inventory PLUS (c) the Real Property Component. The Borrowing Base shall be computed in accordance with Section 5.10. The Borrowing Base at any time in effect shall be


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               determined by reference to the Borrowing  Base  Certificate  most recently delivered hereunder.

        3. The definition of the term "Borrowing Base  Certificate" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the "PROVIDED" clause appearing at the end thereof.

        4. The definition of the term "Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "MATURITY DATE" shall mean March 26, 2000.

        5. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                      "EFFECTIVE DATE" shall have the meaning given such term in the Fifth Amendment.

                      "FIFTH  AMENDMENT"  shall mean the Fifth Amendment to this
               Agreement dated as of June 14, 1999.

        6. Section 4.02(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      (g) BORROWING BASE CERTIFICATE. The Agent shall have received the timely delivery of the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.10.

        7. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.03 at the end thereof:

                      SECTION 4.03. CONDITIONS PRECEDENT TO EXTENSION OF THE MATURITY DATE. The effectiveness of the extension of the Maturity Date pursuant to, and of the other modifications to this Agreement contemplated by, the Fifth Amendment is subject to the satisfaction of the following conditions precedent:

                      (a) ORDER.  On or before the Effective Date, the Agent and the Banks shall have received a certified copy of an order of the Bankruptcy Court, in form and substance satisfactory to the Agent (the "Extension Order"), approving the terms of the Fifth Amendment (including the payment of the Amendment Fee required thereunder)

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               which  Extension  Order  shall be in full force and  effect,  and shall not have been stayed, reversed, modified or amended in any respect.

                      (b) OPINION OF COUNSEL TO THE BORROWER.  The Agent and the
               Banks shall have received the favorable written opinion of counsel to the Borrower and the Guarantors, dated the Effective Date, in form and substance satisfactory to the Agent.

                      (c) PAYMENT OF AMENDMENT FEE. The Borrower shall have paid to the Agent for the account of the Banks the Amendment Fee referred to in the Fifth Amendment.

                      (d) CORPORATE AND JUDICIAL PROCEEDINGS.  All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agent and the Banks contemplated by the Fifth Amendment shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents and papers; including records of corporate and judicial proceedings, which the Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

                      (e) REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the Effective Date, and the Agent shall have received a certificate from a Financial Officer of the Borrower to such effect.

                      (f) NO DEFAULT.  On the  Effective  Date (and after giving effect to the terms of paragraph 11 of the Fifth Amendment), the Borrower and Guarantors shall be in compliance with all of the terms and provisions set forth herein to be observed or performed and no unwaived Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing, and the Agent and the Banks shall have received a certificate from a Financial Officer to such effect.

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        8.     Section 5.10  of  the  Credit  Agreement is hereby amended in its entirety to read as follows:

                      BORROWING BASE  CERTIFICATE.  Furnish to the Agent as soon as available and in any event (a) on or before Wednesday of each week a Borrowing Base Certificate for the last day of the immediately preceding week and (b) within 15 days after the end of each fiscal month a Borrowing Base Certificate showing the Borrowing Base as of the close of business on the last day of such fiscal month, each such certificate to be certified as complete and correct on behalf of the Borrower by a Financial Officer of the Borrower, and (c) such other supporting documentation and additional reports with respect to the Borrowing Base that are satisfactory to the Agent, PROVIDED that the Borrower shall not be required to furnish a weekly Borrowing Base Certificate pursuant to clause (a) above for any week during which, at all times, (x) the sum of the Borrower's cash PLUS Permitted Investments PLUS (so long as such cash is maintained with the Agent) cash of the Guarantors EXCEEDS by more than $7,500,000 (y) the sum of the aggregate outstanding principal amount of the Loans PLUS the aggregate Letter of Credit Outstandings.

        9. Section 6.04 (b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      (b) Make Capital Expenditures during each of the four fiscal quarters ending on each of the dates listed below in an aggregate amount in excess of the amount specified opposite such date:

                             DATE                         AMOUNT

                      June 27, 1999                       $44,550,000
                      September 26, 1999                  $45,124,000
                      December 26, 1999                   $44,433,000
                      March 26, 2000                      $46,000,000

        10. Section 6.05(b) of the Credit Agreement is hereby amended by (i) deleting the last line of the table appearing therein and inserting the following in lieu thereof:

                       June 27, 1999 and the
                       last day of each fiscal
                       month thereafter                   $30,000,000

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        11. The Banks hereby waive the Borrower's  failure to have delivered the monthly financial projections referred to in Section 5.01(d) of the Credit Agreement on each occasion that such monthly financial projections were due (such projections having been actually delivered together with the financial statements for the periods ended March 29, 1998, September 27, 1998 and March 29, 1999 and, in the case of the latter projections, having been prepared on a quarterly and not a monthly basis) and the monthly cash flow reports required by
Section 5.01(e) of the Credit Agreement on each occasion that such monthly cash flow reports were due (such reports having been furnished, subsequent to November of 1998, on a fiscal year and quarterly basis only), provided that the Borrower complies with the provisions of Section 5.01(d) for the quarter ended June 27, 1999 and for each quarter thereafter and the Borrower complies with
Section 5.01(e) for the fiscal month ending May 30, 1999 and each fiscal month thereafter.

        12. The Borrower hereby agrees to pay an amendment fee in connection with this Amendment in an amount equal to $187,500 (the "AMENDMENT FEE"), which fee shall be payable on or prior to the Effective Date to the Agent for the account of the Banks (or their respective successors and assigns, as the case may be).

        13. This Amendment shall not become effective (the "EFFECTIVE DATE") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Amendment Fee shall have been paid to the Agent on behalf of the Banks, and (iii) the Agent shall have received evidence satisfactory to it that each of the conditions precedent set forth in Section 4.03 of the Credit Agreement as amended hereby have been satisfied.

        14. The Borrower, the Guarantors and the Banks agree that promptly after the occurrence of the Effective Date they shall execute and deliver an Amended and Restated Revolving Credit and Guaranty Agreement reflecting in a single document the terms and provisions of the Credit Agreement as heretofore modified and as modified by this Amendment.

        15. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

        16. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

        17. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments,

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agreements  or other  documents or papers  executed or  delivered in  connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

        18. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        19. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.


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        IN WITNESS  WHEREOF,  the  parties  hereto have caused this Amendment to be duly  executed as of the day and the year first above written.

                             PARAGON TRADE BRANDS, INC.

                              By: /s/ Alan J. Cyron
                              Title:  Executive Vice President and
                                        Chief Financial Officer

                             PTB INTERNATIONAL, INC.

                              By: /s/ Alan J. Cyron
                              Title:  Executive Vice President and
                                        Chief Financial Officer

                             PTB HOLDINGS, INC., FORMERLY KNOWN AS CHANGING PARADIGMS, INC.

                              By: /s/ Alan J. Cyron
                              Title:  Executive Vice President and
                                        Chief Financial Officer

                             PARAGON TRADE BRANDS FSC, INC.

                              By: /s/ Alan J. Cyron
                              Title: Vice President

                             PTB ACQUISITION SUB, INC.

                              By: /s/ Alan J. Cyron
                              Title:  Executive Vice President and
                                        Chief Financial Officer

                             THE CHASE MANHATTAN BANK,
                             INDIVIDUALLY AND AS AGENT

                              By: /s/ Craig T. Moore
                              Title: Managing Director


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                             AMSOUTH BANK

                              By:  /s/ Kathleen L. Kerlinger
                              Title: Attorney in Fact

                             THE BANK OF NOVA SCOTIA

                              By:  /s/ Alex T. Clarke
                              Title: Senior Manager

                             HELLER FINANCIAL, INC.

                              By: /s/ Albert J. Forzano
                              Title: Vice President

                             IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                              By:  /s/ Edward A. Jesser, III
                              Title:  Senior Vice President

                             PNC BANK, NATIONAL ASSOCIATION

                              By:  /s/ Janeann Fehrle
                              Title: Vice President

                             WACHOVIA, N.A.

                              By:  /s/ William J. Darby
                              Title: Vice President



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